Contract liabilities (non-current and current)	12 Months Ended
Dec. 31, 2019
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Contract liabilities (non-current and current)
22	Contract liabilities (non-current and current)
Contract liabilities as at December 31, 2019 and 2018 consist of the following:

	31/12/19	31/12/18
Advance payments from customers	11,821	10,312
Deferred income from licensing of Natuzzi’ s trademarks	7,108	7,491
Deferred revenue for Natuzzi Display System	3,369	3,399
Deferred revenue for Service-Type Warranty	805	897

Total contract liabilities	23,103	22,099
Less non-current portion	(9,089)	(9,934)

Current portion	14,014	12,165

“Advance payments from customers” are related to considerations received by the Group upon sale of the Group’s products, and before their delivery to end customers.
“Deferred income from licensing Natuzzi’s trademarks” refers to the deferral of revenue deriving from licensing Natuzzi’s Trademarks, to the former subsidiary Natuzzi Trading Shanghai, as part of the transaction with Kuka previously described in note 11. Such revenue, in the amount of 7,108 (net of the elimination of intercompany profit on the transaction), has been deferred over the useful life (20 years) of the licensed trademarks.
“Deferred revenue for Natuzzi Display System” refers to the deferral of revenue deriving from the sale of store fittings to retailers, which are used to set up their stores (“Natuzzi Display System” – NDS). Such revenue is recognised over time based on the length of the distribution contract signed with the retailer (usually five years).
“Deferred revenue for Service-Type Warranty” refers to the deferral of revenue deriving from the sale of a service-type warranty to end customers, which is recognised over time based on the contractual length of the insurance period (five years).
The amount of revenue recognised for the years ended December 31, 2019, 2018 and 2017 that was included in the opening contract liabilities balance amounts to 12,165, 12,973 and 10,647, respectively.